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                                                                  EXECUTION COPY


               MORTGAGE LOAN PURCHASE AGREEMENT

         This Mortgage Loan Purchase Agreement (this "Agreement"), is dated and effective as of December 18, 2003, between Commerzbank AG, New York Branch, a company formed under the laws of the Federal Republic of Germany and licensed to engage in the banking business under Article V of the Banking Law of the State of New York, as seller (the "Mortgage Loan Seller"), and GMAC Commercial Mortgage Securities, Inc., as purchaser (the "Purchaser").

         The Mortgage Loan Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, Mortgage Loan Seller's A2
Note in the original principal amount of $37,500,000 (the "Mortgage Loan") which represents a 19.94681% pari passu interest in the commercial mortgage loan identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule"). The Mortgage Loan is one of six pari passu notes secured by the Mortgaged Property. Certain other multifamily and commercial mortgage loans (the "Other Mortgage Loans") will be purchased by the Purchaser from (i) GMAC Commercial Mortgage Corporation ("GMACCM"), pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of 18, 2003 (the "GMACCM Mortgage Loan Purchase Agreement"), between the Purchaser and GMACCM, (ii) German American Capital Corporation ("GACC"), pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of 18, 2003 (the "GACC Mortgage Loan Purchase Agreement"), between the Purchaser and GACC, (iii) Morgan Stanley Mortgage Capital, Inc., pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of 18, 2003 (the "MSMC Mortgage Loan Purchase Agreement"), between the Purchaser and MSMC and (iv) Goldman Sachs Mortgage Company ("GSMC"), pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of 18, 2003, (the "GSMC Mortgage Loan Purchase Agreement"), between the Purchaser and GSMC. The Mortgage Seller, GMACCM, GACC, MSMC and GSMC are collectively referred to as the "Mortgage Loan Sellers."

                  It is expected that the Mortgage Loan will be transferred, together with the Other Mortgage Loans to a trust fund (the "Trust Fund") to be formed by the Purchaser, beneficial ownership of which will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Moody's Investors Service, Inc., Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and Fitch, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of December 1, 2003 (the "Pooling and Servicing Agreement"), among the Purchaser, as depositor, GMAC Commercial Mortgage Corporation, as master servicer (in such capacity, the "Master Servicer") and serviced companion loan paying agent, Lennar Partners, Inc., as special servicer of the Mortgage Loans (other than the AFR/Bank of America Portfolio Loan) and the Other Mortgage Loans (in such capacity, as applicable, the "Special Servicer"), Midland Loan Services, Inc., as special servicer of the AFR/Bank of America Portfolio Whole Loan (the "AFR/Bank of America Special Servicer"), LaSalle Bank


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National Association, as trustee (the "Trustee") and ABN AMRO Bank N.V., as fiscal agent. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Pooling and Servicing Agreement as in effect on the Closing Date.

         The Purchaser intends to sell the Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D and Class E Certificates to Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (together, the "Underwriters"), pursuant to an underwriting agreement dated the date hereof (the "Underwriting Agreement"). The Purchaser intends to sell the Class S-AFR1, Class S-AFR2, Class S-AFR3 and Class S-AFR4 (collectively, the "Class S-AFR Certificates") and the Class X-1, Class X-2, Class A-1A, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificates to Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (in such capacity, each an "Initial Purchaser") pursuant to a certificate purchase agreement, dated the date hereof (the "Certificate Purchase Agreement"). The Purchaser intends to sell the Class R-I, Class R-II and Class R-III Certificates to a Qualified Institutional Buyer (in such capacity, an "Initial Purchaser"). The Class X-1, Class X-2, Class A-1A, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class S-AFR1, S-AFR2, S-AFR3, Class S-AFR4, Class R-I, Class R-II and Class R-III Certificates are collectively referred to as the "Non-Registered Certificates."

         Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

         SECTION 1. Agreement to Purchase.

         The Mortgage Loan Seller agrees to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser agrees to purchase, the Mortgage Loan. The purchase and sale of the Mortgage Loan shall take place on December 18, 2003 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The "Cut-off Date" with respect to each Mortgage Loan is the Due Date for such Mortgage Loan in December 2003. As of the close of business on the Cut-off Date (which Cut-off Date may occur after the Closing
Date), the Mortgage Loan will have an aggregate principal balance (the "Aggregate Cut-off Date Balance"), after application of all payments of principal due thereon on or before such date, whether or not received, of $37,368,703 subject to a variance of plus or minus 5%. The purchase price for the Mortgage Loan shall be determined by the parties pursuant to an agreed upon term sheet.

         SECTION 2. Conveyance of the Mortgage Loan.

(a) Effective as of the Closing Date, subject only to receipt by the Mortgage Loan Seller of the purchase price referred to in Section 1 hereof (exclusive of any applicable holdback for transaction expenses), the Mortgage Loan Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Mortgage Loan Seller in and to the Mortgage Loan identified on the Mortgage Loan Schedule as of such date, including all interest and principal received or receivable by the Mortgage Loan Seller on or with respect to such Mortgage Loan after the Cut-off Date, together with all of the Mortgage Loan Seller's right, title and interest in and to the proceeds of any related title, hazard,



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or other insurance policies and any escrow, reserve or other comparable accounts related to the Mortgage Loan. The Purchaser shall be entitled to (and, to the extent received by or on behalf of the Mortgage Loan Seller, the Mortgage Loan Seller shall deliver or cause to be delivered to or at the direction of the Purchaser) all scheduled payments of principal and interest due on the Mortgage Loan after the Cut-off Date, and all other recoveries of principal and interest collected thereon after such Cut-off Date. All scheduled payments of principal and interest due thereon on or before the Cut-off Date for the Mortgage Loan and collected after the Cut-off Date shall belong to the Mortgage Loan Seller.

         (b) In connection with the Mortgage Loan Seller's assignment pursuant to subsection (a) above, the Mortgage Loan Seller acknowledges that the Depositor has directed the Mortgage Loan Seller, and the Mortgage Loan Seller hereby agrees, to deliver the Mortgage File (as such term is defined in the Pooling and Servicing Agreement) to the Trustee, and otherwise comply with the requirements of Sections 2.01(b), 2.01(c) and 2.01(d) of the Pooling and Servicing Agreement; provided that whenever the term Mortgage File is used to refer to documents actually received by the Purchaser or the Trustee, such term shall not be deemed to include such documents and instruments required to be included therein unless they are actually so received; provided further that the delivery of the Mortgage Files and/or Servicing Files related to the Mortgage Loan by GSMC shall satisfy the Mortgage Loan Seller's obligation to deliver such documents.

         (c) The Mortgage Loan Seller's records will reflect the transfer of the Mortgage Loan to the Purchaser as a sale.

         SECTION 3. Examination of Mortgage Loan Files and Due Diligence Review.

         The Mortgage Loan Seller shall reasonably cooperate with any examination of the Mortgage Files and Servicing Files that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the Mortgage Files and/or Servicing Files shall not affect the Purchaser's right to pursue any remedy available in equity or at law for a breach of the Mortgage Loan Seller's representations, warranties and covenants set forth in or contemplated by
Section 4.

         SECTION 4. Representations, Warranties, and Covenants of the Mortgage
                    Loan Seller.

         (a) The Mortgage Loan Seller hereby makes, as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, and its successors and assigns (including, without limitation, the Trustee and the holders of the Certificates), each of the representations and warranties set forth in Exhibit B with respect to the Mortgage Loan, with such changes or modifications as may be permitted or required by the Rating Agencies.

         (b) In addition, the Mortgage Loan Seller, as of the date hereof, hereby represents and warrants to, and covenants with, the Purchaser that:

              (i) The Mortgage Loan Seller is a company formed under the laws of the Federal Republic of Germany, is licensed to engage in the banking business under Article V of the Banking Law of the State of New York with full power and authority to own its



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         assets and conduct its business and is duly qualified as a foreign organization in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on it ability to perform its obligations hereunder.

              (ii) The execution and delivery of this Agreement by the Mortgage Loan Seller, and the performance and compliance with the terms of this Agreement by the Mortgage Loan Seller, will not violate the Mortgage Loan Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affect the ability of the Mortgage Loan Seller to carry out the transactions contemplated by this Agreement.

              (iii) The Mortgage Loan Seller has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

              (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Mortgage Loan Seller, enforceable against the Mortgage Loan Seller in accordance with the terms hereof, subject to
         (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally,
         (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification for securities laws liabilities.

              (v) The Mortgage Loan Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Mortgage Loan Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Mortgage Loan Seller to perform its obligations under this Agreement or the financial condition of the Mortgage Loan Seller.

              (vi) No litigation is pending with regard to which Mortgage Loan Seller has received service of process or, to the best of the Mortgage Loan Seller's knowledge, threatened against the Mortgage Loan Seller the outcome of which, in the Mortgage Loan Seller's good faith and reasonable judgment, could reasonably be expected to prohibit the Mortgage Loan Seller from entering into this Agreement or materially and adversely affect the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.


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


              (vii) The Mortgage Loan Seller has not dealt with any broker, investment banker, agent or other person, other than the Purchaser, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loan or the consummation of any of the other transactions contemplated hereby.

              (viii) Neither the Mortgage Loan Seller nor anyone acting on its behalf (except for GSMC and the Underwriters) has (A) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (B) solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (C) otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate, or any other similar security with any person in any manner, (D) made any general solicitation by means of general advertising or in any other manner with respect to any Certificate, any interest in any Certificate or any similar security, or (E) taken any other action, that (in the case of any of the acts described in clauses (A) through (E) above) would constitute or result in a violation of the Securities Act or any state securities law relating to or in connection with the issuance of the Certificates or require registration or qualification pursuant to the Securities Act or any state securities law of any Certificate not otherwise intended to be a Registered Certificate. In addition, the Mortgage Loan Seller will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any of the Certificates or interests therein. For purposes of this paragraph 4(b)(viii), the term "similar security" shall be deemed to include, without limitation, any security evidencing or, upon issuance, that would have evidenced an interest in the Mortgage Loan or the Other Mortgage Loans or a substantial number thereof.

              (ix) Insofar as it relates to the Mortgage Loan, the information set forth on pages A-14 through A-17 inclusive of Annex A to the Prospectus Supplement (as defined in Section 9) (the "Loan Detail") and, to the extent consistent therewith, the information set forth on the diskette attached to the Prospectus Supplement and the accompanying prospectus (the "Diskette"), is true and correct in all material respects. Insofar as it relates to the Mortgage Loan Seller, the Mortgage Loan and the Mortgaged Property related thereto and does not represent a restatement or aggregation of the information on the Loan Detail, the information set forth in the Prospectus Supplement and the Memorandum (as defined in Section 9) under the headings "Summary of Series 2003-C3 Transaction--The Mortgage Pool," "--Geographic Concentrations of the Mortgaged Properties," "--Property Types," "--Prepayment or Call Protection Provided by the Mortgage Loans," "--Payment Terms of the Mortgage Loans," "Risk Factors" and "Description of the Mortgage Pool" set forth on Annex A to the Prospectus Supplement and (to the extent it contains information consistent with that on such Annex A) set forth on the Diskette, does not contain any untrue statement of a material fact or (in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors) omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

              (x) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law (including, with respect to any bulk sale laws), for the execution, delivery and performance of or compliance by the Mortgage Loan Seller with this Agreement, or the consummation by the Mortgage Loan Seller of any transaction contemplated hereby, other than (1) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with Mortgage Loan Seller's sale of the Mortgage Loan to the Purchaser, (2) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (3) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Mortgage Loan Seller under this Agreement.

         (c) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties made pursuant to and set forth in subsection
(b) above which materially and adversely affects the interests of the Purchaser or a breach of any of the representations and warranties made pursuant to subsection (a) above and set forth in Exhibit B which materially and adversely affects the value of any Mortgage Loan or the interests therein of the Purchaser or its successors and assigns (including, without limitation the Trustee and the holders of the Certificates), the party discovering such breach shall give prompt written notice to the other party hereto.

         SECTION 5. Representations Warranties and Covenants of the Purchaser.

         (a) The Purchaser, as of the date hereof, hereby represents and warrants to, and covenants with, the Mortgage Loan Seller that:

              (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

              (ii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this Agreement by the Purchaser, will not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

              (iii) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

              (iv) This Agreement, assuming due authorization, execution and delivery by the Mortgage Loan Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of



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         equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

              (v) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

              (vi) No litigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

              (vii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Mortgage Loan Seller, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loan or the consummation of any of the transactions contemplated hereby.

              (viii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby, other than (1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Purchaser under this Agreement.

         (b) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties set forth above which materially and adversely affects the interests of the Mortgage Loan Seller, the party discovering such breach shall give prompt written notice to the other party hereto.

         SECTION 6. Repurchases.

         The Mortgage Loan Seller hereby agrees to comply with Sections 2.02 and
2.03 of the Pooling and Servicing Agreement, including, but not limited to, any obligation to repurchase or substitute Mortgage Loan in respect of any Material Breach or Material Document Defect.

         SECTION 7. Closing.


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         The closing of the sale of the Mortgage Loan (the "Closing") shall be held at the offices of Mayer, Brown, Rowe & Maw LLP, 1675 Broadway, New York, New York 10019 at 10:00 a.m., New York City time, on the Closing Date.

         The Closing shall be subject to each of the following conditions:

              (i) All of the representations and warranties of the Mortgage Loan Seller specified herein shall be true and correct as of the Closing Date, and the Aggregate Cut-off Date Balance shall be within the range permitted by Section 1 of this Agreement;

              (ii) All documents specified in Section 8 (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

              (iii) The Mortgage Loan Seller shall have delivered and released to the Trustee, the Purchaser or the Purchaser's designee, as the case may be, all documents and funds required to be so delivered pursuant to
         Section 2;

              (iv) The result of any examination of the Mortgage Files and Servicing Files performed by or on behalf of the Purchaser pursuant to
         Section 3 shall be satisfactory to the Purchaser in its sole determination;

              (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Mortgage Loan Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

              (vi) The Mortgage Loan Seller shall have paid or agreed to pay all fees, costs and expenses payable by it to the Purchaser pursuant to this Agreement; and

              (vii) Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

         Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loan on the Closing Date.

         SECTION 8. Closing Documents.

         The Closing Documents shall consist of the following:

              (a) This Agreement duly executed and delivered by the Purchaser and the Mortgage Loan Seller;

              (b) An Officer's Certificate substantially in the form of Exhibit C-1 hereto, executed by the General Counsel of the Mortgage Loan Seller, and dated the Closing Date, and upon which the Purchaser and each Underwriter may rely, attaching thereto as exhibits the organizational documents of the Mortgage Loan Seller;


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              (c) A certificate as of a recent date of the Deputy Superintendent of Banks of the State of New York Banking Department to the effect that the Mortgage Loan Seller is validly existing as a foreign banking organization under the laws of the State of New York;

              (d) A certificate of the Mortgage Loan Seller substantially in the form of Exhibit C-2 hereto, executed by an executive officer or authorized signatory of the Mortgage Loan Seller and dated the Closing Date, and upon which the Purchaser and each Underwriter may rely;

              (e) Written opinions of counsel for the Mortgage Loan Seller, in a form reasonably acceptable to counsel for the Purchaser, subject to such reasonable assumptions and qualifications as may be requested by counsel for the Mortgage Loan Seller and acceptable to counsel for the Purchaser, dated the Closing Date and addressed to the Purchaser and each Underwriter;

              (f) Any other opinions of counsel for the Mortgage Loan Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates, each of which shall include the Purchaser and each Underwriter as an addressee; and

              (g) Such further certificates, opinions and documents as the Purchaser may reasonably request.

         SECTION 9.          Indemnification.

         (a) The Mortgage Loan Seller agrees to indemnify and hold harmless the Purchaser, its officers and directors, and each person, if any, who controls the Purchaser within the meaning of either Section 15 of the Securities Act or
Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Prospectus Supplement, the Memorandum or the Diskette, or insofar as they are required to be filed as part of the Registration Statement pursuant to the No-Action Letters, any Computational Materials or ABS Term Sheets with respect to the Registered Certificates, or in any revision or amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission (in the case of any such Computational Materials or ABS Term Sheets, when read in conjunction with the Prospectus and, in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; but only if and to the extent that (i) any such untrue statement or alleged untrue statement is with respect to information regarding the Mortgage Loan contained in the Loan Detail or, to the extent consistent therewith, the Diskette or contained in the Term Sheet Diskette, to the extent consistent with the Term Sheet Master Tape; or
(ii) any such untrue statement or alleged untrue statement or omission or alleged omission is with respect to information regarding the Mortgage



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


Loan Seller, the Mortgage Loan and the Mortgaged Property related thereto contained in the Prospectus Supplement or the Memorandum under the headings "Summary of Series 2003-C3 Transaction--The Mortgage Pool," "--Geographic Concentrations of the Mortgaged Property," "--Property Types," "--Prepayment or Call Protection Provided by the Mortgage Loan," "--Payment Terms of the Mortgage Loan," "Risk Factors" and/or "Description of the Mortgage Pool" or contained on Annex A to the Prospectus Supplement (exclusive of the Loan Detail), and such information does not represent a restatement or aggregation of information contained in the Loan Detail; or (iii) such untrue statement, alleged untrue statement, omission or alleged omission arises out of or is based upon a breach of the representations and warranties of the Mortgage Loan Seller set forth in or made pursuant to Section 4; provided, that the indemnification provided by this Section 9 shall not apply to the extent that such untrue statement of a material fact or omission of a material fact necessary to make the statements made, in light of the circumstances in which they were made, not misleading, was made as a result of an error in the manipulation of, or calculations based upon, the Loan Detail. This indemnity agreement will be in addition to any liability which the Mortgage Loan Seller may otherwise have. Notwithstanding anything to the contrary contained herein, the parties agree that the Mortgage Loan Seller shall only be obligated to indemnify the Persons entitled to indemnification pursuant to this Section 9 for a maximum of 50% of the indemnified liabilities (the "Maximum Percentage") incurred by any such Person, it being agreed and understood that the Mortgage Loan represents 50% of the total portion of the portion of the Water Tower Mortgage Loan being conveyed to the Trust with the remaining 50% being conveyed to the Trust by GSMC. GSMC will execute and deliver a separate mortgage loan purchase agreement with respect to, among other things, its interest in the Water Tower Mortgage Loan that it is transferring to the Trust. The failure of GSMC to honor its obligations under the separate mortgage loan purchase agreement indemnification provisions shall in no event increase the liability or obligations of Mortgage Loan Seller hereunder, and any indemnified liabilities shall be payable on a pro rata basis by Seller (up to the Maximum Percentage) and GSMC.

         For purposes of the foregoing, "Registration Statement" shall mean the registration statement No. 333-107510 filed by the Purchaser on Form S-3, including without limitation exhibits thereto and information incorporated therein by reference; "Prospectus" shall mean the prospectus dated July 31, 2003, as supplemented by the prospectus supplement dated December 10, 2003 (the "Prospectus Supplement"), relating to the Registered Certificates; "Memorandum" shall mean the private placement memorandum dated December 10, 2003, relating to the Non-Registered Certificates (other than the Class S-AFR Certificates); "Computational Materials" shall have the meaning assigned thereto in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters"; and "ABS Term Sheets" shall have the meaning assigned thereto in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter" and, together with the Kidder Letters, the "No-Action Letters"). The mortgage loan information and related information contained on the diskette attached to any ABS Term Sheets or Computational Materials is referred to herein as the "Term Sheet Diskette" and the tape provided by the Mortgage Loan Seller that was used to create the Term Sheet Diskette is referred to herein as the "Term Sheet Master Tape." References herein to ABS Term Sheets or Computational Materials shall include any Term Sheet Diskette provided therewith.

         (b) Promptly after receipt by any person entitled to indemnification under this Section 9 (each, an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Mortgage Loan Seller (the "indemnifying party") under this Section 9, notify the indemnifying party in writing of the commencement thereof; but the omission to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than under this Section 9. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, which approval will not be unreasonably withheld, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless: (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Purchaser and the indemnifying party, representing all the indemnified parties under Section 9(a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii).

         (c) If the indemnification provided for in this Section 9 is due in accordance with its terms but is for any reason held by a court to be unavailable to an indemnified party on grounds of policy or otherwise, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties.

         (d) The Purchaser and the Mortgage Loan Seller agree that it would not be just and equitable if contribution pursuant to Section 9(c) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 9(c) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 9 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 9, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the party, which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (e) The indemnity and contribution agreements contained in this Section 9 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by any indemnified party, and (iii) acceptance of and payment for any of the Certificates.

         SECTION 10. Costs.

         Costs relating to the transactions contemplated hereby shall be borne by the respective parties hereto.

         SECTION 11. Notices.

         All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to GMAC Commercial Mortgage Securities, Inc. at 200 Witmer Road, Horsham, Pennsylvania 19044-8015, Attention: Structured Finance Manager, facsimile no. (215) 328-1775, with a copy to the General Counsel, GMAC Commercial Mortgage Corporation, or such other address or facsimile number as may hereafter be furnished to the Mortgage Loan Seller in writing by the Purchaser; and if to the Mortgage Loan Seller, addressed to Commerzbank AG, New York Branch, 2 World Financial Center, 34th Floor, New York, New York 10281,
Attention: Anthony J. Tuffy, facsimile no. (212) 266-7565, with a copy to Dechert LLP, 1717 Arch Street, 4000 Bell Atlantic Tower, Philadelphia, PA 19103,
Attn: David W. Forti, Esq., Facsimile (215) 994-2222 or to such other address or facsimile number as the Mortgage Loan Seller may designate in writing to the Purchaser.

         SECTION 12. Third Party Beneficiaries.

         Each of the officers, directors and controlling persons referred to in
Section 9 hereof is an intended third party beneficiary of the covenants and indemnities of the Mortgage Loan Seller set forth in Section 9 of this Agreement. It is acknowledged and agreed that such covenants and indemnities may be enforced by or on behalf of any such person or entity against the Mortgage Loan Seller to the same extent as if it was a party hereto.

         SECTION 13. Representations Warranties and Agreements to Survive
                     Delivery.

         All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Mortgage Loan Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loan by the Mortgage Loan Seller to the Purchaser or its designee.

         SECTION 14. Severability of Provisions.

         Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law, which prohibits or renders void or unenforceable any provision hereof.

         SECTION 15. Counterparts.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         SECTION 16. GOVERNING LAW.

         THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES EXCEPT THAT THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

         SECTION 17. Further Assurances.

         The Mortgage Loan Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

         SECTION 18. Successors and Assigns.

         The rights and obligations of the Mortgage Loan Seller under this Agreement shall not be assigned by the Mortgage Loan Seller without the prior written consent of the Purchaser, except that any person into which the Mortgage Loan Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Mortgage Loan Seller is a party, or any person succeeding to all or substantially all of the business of the Mortgage Loan Seller, shall be the successor to the Mortgage Loan Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Mortgage Loan Seller and the Purchaser, and their permitted successors and assigns, and the indemnified parties referred to in Section 9.

         SECTION 19. Amendments.

         No term or provision of this Agreement may be amended, waived, modified or in any way altered, unless such amendment, waiver, modification or alteration is in writing and signed by a duly authorized officer of the party against whom such amendment, waiver, modification or alteration is sought to be enforced. In addition, this Agreement may not be changed in any manner, which would have a material adverse effect on any third party beneficiary under Section 12 hereof without the prior consent of that person.

         IN WITNESS WHEREOF, the Mortgage Loan Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.


                              COMMERZBANK AG, NEW YORK BRANCH



                              By: /s/ Anthony J. Tuffy
                                  --------------------------------------
                                  Name:  Anthony J. Tuffy
                                  Title: Senior Vice President


                              By: /s/ Michael Zanolli
                                  --------------------------------------
                                  Name:  Michael Zanolli
                                  Title: Senior Vice President

                              GMAC COMMERCIAL MORTGAGE SECURITIES, INC.

                              By: /s/ David Lazarus
                                  --------------------------------------
                                  Name:  David Lazarus
                                  Title: Vice President

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

---------------------------------------------------------------------------------------------------------------------------
  CONTROL    LOAN
   NUMBER    GROUP    LOAN NUMBER           LOAN ORIGINATOR            PROPERTY NAME             ADDRESS
---------------------------------------------------------------------------------------------------------------------------
2            1         09-1001099           Archon/Commerzbank         Water Tower Place        845 North Michigan Avenue
---------------------------------------------------------------------------------------------------------------------------


----------------------------------------------
 CITY       STATE        ZIP CODE      COUNTY
----------------------------------------------
 Chicago    Illinois     60601         Cook
----------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
   CONTROL                       ORIGINAL       CURRENT     INTEREST   ADMIN.
   NUMBER      RELATED GROUPS    BALANCE ($)    BALANCE ($)  RATE %     FEE %   ACCRUAL TYPE   AMORTIZATION TYPE      NOTE DATE
---------------------------------------------------------------------------------------------------------------------------------
2                               75,000,000     74,737,405     4.97000   0.0218    Actual/360   Amortizing Balloon     08/21/2003
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------
  FIRST     ORIGINAL     REMAINING
  PAYMENT   INTEREST     INTEREST
  DATE     ONLY PERIOD   ONLY PERIOD
---------------------------------------
 10/01/2003
---------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
   CONTROL                 ORIGINAL TERM    REMAINING TERM       ORIGINAL           REMAINING         PAYMENT DUE    GRACE DEFAULT
   NUMBER      SEASONING    TO MATURITY      TO MATURITY    AMORTIZATION TERM   AMORTIZATION TERM        DATE            PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
2                  3             84               81               360                 357                 1               0
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------
  MATURITY DATE  SCHEDULED MATURITY
      OR ARD     OR ARD BALANCE ($)
-------------------------------------
    09/01/2010            66,468,432
-------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                       SCHEDULED
                                                          CUT-OFF      MATURITY OR
   CONTROL                                  ANNUAL DEBT  DATE LTV      ARD DATE LTV          TOTAL SQ.             UNIT
   NUMBER         PREPAYMENT PROVISION        SERVICE       (%)          (%)          FT./UNITS/PADS/ROOMS     DESCRIPTION
---------------------------------------------------------------------------------------------------------------------------
2             Lock/27_Defeasance/53_0%/4    4,814,907        55.92         49.74                821,742 Sq Ft
---------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------

    CUT-OFF DATE
  BALANCE PER SQ.
 FT./UNIT/PAD/ROOM   OWNERSHIP INTEREST    LOCKBOX
----------------------------------------------------
         228             Fee Simple         Hard
----------------------------------------------------

                                    EXHIBIT B

  REPRESENTATIONS AND WARRANTIES OF THE MORTGAGE LOAN SELLER

            REGARDING THE INDIVIDUAL MORTGAGE LOAN

         With respect to the Mortgage Loan, the Mortgage Loan Seller hereby represents and warrants, as of the date hereinbelow specified or, if no such date is specified, as of the Closing Date, except as set forth on Schedule B-1 hereto, that:

              1) Mortgage Loan Schedule. The information set forth in the Mortgage Loan Schedule is complete, true and correct in all material respects as of the date of this Agreement and as of the Cut-off Date.

              2) Whole Loan; Ownership of Mortgage Loan. The Mortgage Loan is a whole loan and not a participation interest in a mortgage loan. Immediately prior to the transfer to the Purchaser of the Mortgage Loan, the Seller had good title to, and was the sole owner of, the Mortgage Loan. The Seller has full right, power and authority to transfer and assign the Mortgage Loan to or at the direction of the Purchaser and has validly and effectively conveyed (or caused to be conveyed) to the Purchaser or its designee all of the Seller's legal and beneficial interest in and to the Mortgage Loan free and clear of any and all pledges, liens, charges, security interests and/or other encumbrances. The sale of the Mortgage Loan to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained.

              3) Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Cut-off Date, and no Mortgage Loan was 30 days or more delinquent in the twelve-month period immediately preceding the Cut-off Date.

              4) Lien; Valid Assignment. The Mortgage related to and delivered in connection with the Mortgage Loan constitutes a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, except for (a) the lien for current real estate taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy, (c) exceptions and exclusions specifically referred to in such lender's title insurance policy, (d) other matters to which like properties are commonly subject, none of which matters referred to in clauses (b), (c) or (d), individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage, the marketability or current use of the Mortgaged Property or the current ability of the Mortgaged Property to generate operating income sufficient to service the Mortgage Loan debt and (e) if such Mortgage Loan is cross-collateralized with any other mortgage loan, the lien of the Mortgage for such other Mortgage Loan (the foregoing items (a) through (e) being herein referred to as the "Permitted Encumbrances"). The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Mortgage. Such Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments, establishes and creates a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable security interest in favor of the holder thereof in all of the related Mortgagor's personal property used in, and reasonably necessary to operate, the related Mortgaged Property. In the case of a Mortgaged Property operated as a hotel or an assisted living facility, the Mortgagor's personal property includes all personal property that a prudent mortgage lender making a similar Mortgage Loan would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated. A Uniform Commercial Code financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in such personal property, to the extent a security interest may be so created therein, and such security interest is a first priority security interest, subject to any prior purchase money security interest in such personal property and any personal property leases applicable to such personal property. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements are required in order to effect such perfection.

              5) Assignment of Leases and Rents. The Assignment of Leases related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien and first priority security interest in the Mortgagor's interest in all leases, sub-leases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage has been executed and delivered in favor of the Trustee and is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Assignment of Leases.

              6) Mortgage Status; Waivers and Modifications. The Mortgage has not been satisfied, cancelled, rescinded or subordinated in whole or in part, and the Mortgaged Property has not been released from the lien of such Mortgage, in whole or in part (except for partial reconveyances of real property that are set forth on Schedule B-1 to this Exhibit B), nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release, in any manner that, in each case, materially adversely affects the value of the Mortgaged Property. None of the terms of the Mortgage Note, Mortgage or Assignment of Leases has been impaired, waived, altered or modified in any respect, except by written instruments, all of which are included in the related Mortgage File.

              7) Condition of Property; Condemnation. The engineering report is dated less than 18 months prior to the Cut-off Date. The Mortgaged Property is, to the Seller's knowledge, free and clear of any damage (or adequate reserves therefor have been established) that would materially and adversely affect its value as security for the Mortgage Loan. The Seller has received no notice of the commencement of any proceeding for the condemnation of all or any material portion of the Mortgaged Property. To the Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of the Mortgage Loan), as of the date of the origination of the Mortgage Loan, all of the material improvements on the Mortgaged Property that were considered in determining the appraised value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to herein or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the Title Policy referred to herein.

              8) Title Insurance. The Mortgaged Property is covered by an American Land Title Association (or an equivalent form of) lender's title insurance policy or a marked-up title insurance commitment (on which the required premium has been paid) which evidences such title insurance policy (the "Title Policy") in the original principal amount of the Mortgage Loan after all advances of principal. Each Title Policy insures that the Mortgage is a valid first priority lien on the Mortgaged Property, subject only to Permitted Encumbrances. Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no material claims have been made thereunder and no claims have been paid thereunder. No holder of the Mortgage has done, by act or omission, anything that would materially impair the coverage under the Title Policy. Immediately following the transfer and assignment of the Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. To the Seller's knowledge, the insurer issuing such Title Policy is qualified to do business in the jurisdiction in which the Mortgaged Property is located.

              9) No Holdbacks. The proceeds of the Mortgage Loan have been fully disbursed and there is no obligation for future advances with respect thereto. With respect to the Mortgage Loan, any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any funds escrowed for such purpose that were to have been complied with on or before the Closing Date have been complied with, or any such funds so escrowed have not been released.

              10) Mortgage Provisions. The Mortgage Note or Mortgage for the Mortgage Loan, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph 13) such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

              11) Trustee under Deed of Trust. If the Mortgage is a deed of trust, (i) a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and (ii) no fees or expenses are payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the Mortgaged Property or related security for the Mortgage Loan.

              12) Environmental Conditions.

                   i) The environmental site assessment is dated less than 18 months prior to the Cut-off Date. An environmental site assessment, or an update of a previous such report, was performed with respect to each Mortgaged Property in connection with the origination or the sale of the Mortgage Loan, a report of each such assessment (or the most recent assessment with respect to each Mortgaged Property) (an "Environmental Report") has been delivered to the Purchaser, and the Seller has no knowledge of any material and adverse environmental condition or circumstance affecting any Mortgaged Property that was not disclosed in such report. The loan documents require the Mortgagor to comply with all applicable federal, state and local environmental laws and regulations. Where such assessment disclosed the existence of a material and adverse environmental condition or circumstance affecting the Mortgaged Property, (i) a party not related to the Mortgagor was identified as the responsible party for such condition or circumstance or (ii) environmental insurance covering such condition was obtained or must be maintained until the condition is remediated or (iii) the Mortgagor was required either to provide additional security that was deemed to be sufficient by the originator in light of the circumstances and/or to establish an operations and maintenance plan. A property condition or engineering report was prepared with respect to lead based paint ("LBP"), asbestos containing materials ("ACM") and radon gas ("RG") at each the Mortgaged Property and (b) if such report disclosed the existence of a material and adverse LBP, ACM or RG environmental condition or circumstance affecting the Mortgaged Property, the Mortgagor (A) was required to remediate the identified condition prior to closing the Mortgage Loan or provide additional security, or establish with the lender a reserve from loan proceeds, in an amount deemed to be sufficient by the Seller for the remediation of the problem and/or (B) agreed in the Mortgage Loan documents to establish an operations and maintenance plan after the closing of the Mortgage Loan.

                   ii) "Hazardous Materials" means gasoline, petroleum products, explosives, radioactive materials, polychlorinated biphenyls or related or similar materials, and any other substance or material as may be defined as a hazardous or toxic substance by any federal, state or local environmental law, ordinance, rule, regulation or order, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C.(Sections)9601 et seq.), the Hazardous Materials Transportation Act as amended (42 U.S.C.(Sections) 6901 et seq.), the Federal Water Pollution Control Act as amended (33 U.S.C.(Sections)1251 et seq.), the Clean Air Act (42 U.S.C.(Sections)1251 et seq.) and any regulations promulgated pursuant thereto.

              13) Loan Document Status. The Mortgage Note, Mortgage and other agreement that evidences or secures such Mortgage Loan and was executed by or on behalf of the Mortgagor is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and there is no valid defense, counterclaim or right of offset or rescission available to the Mortgagor with respect to such Mortgage Note, Mortgage or other agreement.

              14) Insurance. The Mortgaged Property is, and is required pursuant to the Mortgage to be, insured by (a) a fire and extended perils insurance policy providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke, and, to the extent required as of the date of origination by the originator of such Mortgage Loan consistent with its normal commercial mortgage lending practices, against other risks insured against by persons operating like properties in the locality of the Mortgaged Property in an amount not less than the lesser of the principal balance of the Mortgage Loan and the replacement cost of the Mortgaged Property, and contains no provisions for a deduction for depreciation, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property; (b) a business interruption or rental loss insurance policy, in an amount at least equal to six months of operations of the Mortgaged Property; (c) a flood insurance policy (if any portion of buildings or other structures on the Mortgaged Property are located in an area identified by the Federal Emergency Management Agency as having special flood hazards and the Federal Emergency Management Agency requires flood insurance to be maintained); and (d) a comprehensive general liability insurance policy in amounts as are generally required by commercial mortgage lenders, and in any event not less than $1 million per occurrence. Such insurance policy contains a standard mortgagee clause that names the mortgagee as an additional insured in the case of liability insurance policies and as a loss payee in the case of property insurance policies and requires prior notice to the holder of the Mortgage of termination or cancellation. No such notice has been received, including any notice of nonpayment of premiums, that has not been cured. The Mortgage obligates the Mortgagor to maintain all such insurance and, upon such Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor. The Mortgage provides that casualty insurance proceeds will be applied (a) to the restoration or repair of the related Mortgaged Property, (b) to the restoration or repair of the related Mortgaged Property, with any excess insurance proceeds after restoration or repair being paid to the Mortgagor, or
         (c) to the reduction of the principal amount of the Mortgage Loan.

              15) Taxes and Assessments. As of the Closing Date, there are no delinquent or unpaid taxes, assessments (including assessments payable in future installments) or other outstanding charges affecting the Mortgaged Property that are or may become a lien of priority equal to or higher than the lien of the Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered unpaid until the date on which interest or penalties would be first payable thereon.

              16) Mortgagor Bankruptcy. The Mortgaged Property, nor any portion thereof is the subject of, and the Mortgagor under the Mortgage loan is not a debtor in, any state or federal bankruptcy or insolvency or similar proceeding.

              17) Fee Estate. The Mortgaged Property consists of a fee simple estate in real estate.

              18) Escrow Deposits. All escrow deposits and payments relating to each Mortgage Loan that are, as of the Closing Date, required to be deposited or paid have been so deposited or paid.

              19) Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury regulation section 1.860G-2(a), and the Mortgaged Property, if acquired in connection with the default or imminent default of the Mortgage Loan, would constitute "foreclosure property" within the meaning of Section 860G(a)(8) (without regard to Section 856(e)(4) of the Code).

              20) [Reserved]

              21) Advancement of Funds by the Seller. No holder of a Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property, directly or indirectly, for the payment of any amount required by the Mortgage Loan.

              22) No Mechanics' Liens. The Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the Mortgage, and no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the Mortgage except, in each case, for liens insured against by the Title Policy referred to herein.

              23) Compliance with Usury Laws. The Mortgage Loan complied with all applicable usury laws in effect at its date of origination.

              24) Cross-collateralization. Except as set forth on Schedule B-1 to this Exhibit B, the Mortgage Loan is not cross-collateralized or cross-defaulted with any other loan.

              25) Releases of Mortgaged Property. Neither the Mortgage Note or the Mortgage requires the mortgagee to release all or any material portion of the Mortgaged Property that was included in the appraisal for such Mortgaged Property, and/or generates income from the lien of the related Mortgage except upon payment in full of all amounts due under the Mortgage Loan or in connection with the defeasance provisions of the related Note and Mortgage.

              26) No Equity Participation or Contingent Interest. The Mortgage Loan does not contain any equity participation by the lender or provides for negative amortization or for any contingent or additional interest in the form of participation in the cash flow of the Mortgaged Property.

              27) No Material Default. There exists no material Event of Default, breach, violation or event of acceleration (and, to the Seller's actual knowledge, no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the Mortgage Loan, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and the Mortgaged Property; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any of paragraphs 3, 7, 12, 14, 15, 16 and 17 of this Exhibit B.

              28) Inspections. The Seller has inspected or caused to be inspected the Mortgaged Property in connection with the origination of the Mortgage Loan.

              29) Local Law Compliance. Based on due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the Mortgaged Property is located, the improvements located on or forming part of each Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the Mortgaged Property, such value as determined by the appraisal performed at origination or in connection with the sale of the Mortgage Loan by the Seller hereunder.

              30) Junior Liens. The Mortgage Loan does not permit the Mortgaged Property to be encumbered by any lien (other than a Permitted Encumbrance) junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. The Seller has no knowledge that the Mortgaged Property is encumbered by any lien junior to the lien of the Mortgage.

              31) Actions Concerning Mortgage Loan. To the knowledge of the Seller, there are no actions, suits or proceedings before any court, administrative agency or arbitrator concerning the Mortgage Loan, Mortgagor or the Mortgaged Property that might adversely affect title to the Mortgaged Property or the validity or enforceability of the related Mortgage or that might materially and adversely affect the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

              32) Servicing. The servicing and collection practices used by the Seller or any prior holder or servicer of the Mortgage Loan have been in all material respects legal, proper and prudent and have met customary industry standards.

              33) Licenses and Permits. To the Seller's knowledge, based on due diligence that it customarily performs in the origination of comparable mortgage loan, as of the date of origination of the Mortgage Loan or as of the date of the sale of the Mortgage Loan by the Seller hereunder, the Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the Mortgaged Property as it was then operated.

              34) [Reserved]

              35) Collateral in Trust. The Mortgage Note for the Mortgage Loan is not secured by a pledge of any collateral that has not been assigned to the Purchaser.

              36) Due on Sale. The Mortgage Loan contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without prior written consent of the holder of the Mortgage, the property subject to the Mortgage or any material portion thereof, or a controlling interest in the related Mortgagor, is transferred, sold or encumbered; provided, however, the Mortgage Loan provides a mechanism for the assumption of the loan by a third party upon the Mortgagor's satisfaction of certain conditions precedent, and upon payment of a transfer fee, if any, or transfer of interests in the Mortgagor or constituent entities of the Mortgagor to a third party or parties related to the Mortgagor upon the Mortgagor's satisfaction of certain conditions precedent.

              37) Single Purpose Entity. The Mortgagor on the Mortgage Loan, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating the Mortgaged Property securing the Mortgage Loan and prohibits it from engaging in any business unrelated to such Mortgaged Property, and whose organizational documents further provide, or which entity represented in the Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person (other than a Mortgagor for a Mortgage Loan that is cross-collateralized and cross-defaulted with the Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person.

              38) Non-Recourse Exceptions. The Mortgage Loan documents for the Mortgage Loan provides that such Mortgage Loan constitutes either (a) the recourse obligations of at least one natural person or (b) the non-recourse obligations of the Mortgagor, provided that at least one natural person (and the Mortgagor if the Mortgagor is not a natural person) is liable to the holder of the Mortgage Loan for damages arising in the case of fraud or willful misrepresentation by the Mortgagor, misappropriation of rents, insurance proceeds or condemnation awards and breaches of the environmental covenants in the Mortgage Loan documents.

              39) Defeasance and Assumption Costs. The Mortgage Loan Documents provide that the related borrower is responsible for the payment of all reasonable costs and expenses of the lender incurred in connection with the defeasance of such Mortgage Loan and the release of the Mortgaged Property, and the borrower is required to pay all reasonable costs and expenses of the lender associated with the approval of an assumption of such Mortgage Loan.

              40) Defeasance. The Mortgage Loan does not provide that it can be defeased until the date that is more than two years after the Closing Date or does not provide that it can be defeased with any property other than government securities (as defined in Section 2(a)(16) of the Investment Company Act of 1940, as amended) or any direct non-callable security issued or guaranteed as to principal or interest by the United States.

              41) Prepayment Premiums. As of the applicable date of origination of the Mortgage Loan, any prepayment premiums and yield maintenance charges payable under the terms of the Mortgage Loan, in respect of voluntary prepayments, constituted "customary prepayment premiums" within the meaning of the Treasury Regs Sections 1.860G 1(b)(2)

              42) [Reserved]

              43) [Reserved]

         For purposes of these representations and warranties, the phrases "to the knowledge of the Mortgage Loan Seller" or "to the Mortgage Loan Seller's knowledge" shall mean (except where otherwise expressly set forth below) the actual state of knowledge of the Mortgage Loan Seller (i) after the Mortgage Loan Seller's having conducted such inquiry and due diligence into such matters as would be customarily performed by prudent institutional commercial or multifamily, as applicable, mortgage lenders, and in all events as required by the Mortgage Loan Seller's underwriting standards, at the time of the Mortgage Loan Seller's origination or acquisition of the Mortgage Loan; and (ii) subsequent to such origination, utilizing the monitoring practices customarily utilized by prudent commercial mortgage lenders with respect to the securitizable commercial Mortgage Loan, including inquiry with a representative of the loan servicer designated as the party responsible for the knowledge of the servicer pertaining to the Mortgage Loan. Also for purposes of these representations and warranties, the phrases "to the actual knowledge of the Mortgage Loan Seller" or "to the Mortgage Loan Seller's actual knowledge" shall mean (except where otherwise expressly set forth below) the actual state of knowledge of the Mortgage Loan Seller without any express or implied obligation to make inquiry. All information contained in the documents included in the definition of Mortgage File in the Pooling and Servicing Agreement shall be deemed to be within the knowledge and the actual knowledge of the Mortgage Loan Seller, to the extent that the Mortgage Loan Seller or its closing counsel or custodian, if any, has reviewed or had possession of such document at any time. For purposes of these representations and warranties, to the extent that any representation or warranty is qualified by the Mortgage Loan Seller's knowledge with respect to the contents of the Mortgage Note, Mortgage, lender's title policy and any letters of credit or Ground Leases, if such document is not included in the Mortgage File, the Mortgage Loan Seller shall make such representation or warranty without any such qualification. Wherever there is a reference in a representation or warranty to receipt by, or possession of, the Mortgage Loan Seller of any information or documents, or to any action taken by the Mortgage Loan Seller or to any action which has not been taken by the Mortgage Loan Seller or its agents or employees, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or the not taking such action by, the Mortgage Loan Seller. For purposes of these representations and warranties, when referring to the conduct of "reasonable prudent institutional commercial or multifamily, as applicable mortgage lenders" (or similar such phrases and terms), such conduct shall be measured by reference to the industry standards generally in effect as of the date the related representation or warranty relates to or is made.

         It is understood and agreed that the representations and warranties set forth in this Exhibit B shall survive delivery of the respective Mortgage Files to the Purchaser and/or the Trustee and shall inure to the benefit of the Purchaser, and its successors and assigns (including without limitation the Trustee and the holders of the Certificates), notwithstanding any restrictive or qualified endorsement or assignment.

                              SCHEDULE TO EXHIBIT B

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

                         COMMERZBANK AG, NEW YORK BRANCH


       GMAC-C3 Exceptions to Representations and Warranties of the Seller
       ------------------------------------------------------------------

(2) WHOLE LOAN; OWNERSHIP OF MORTGAGE LOANS
-------------------------- -------------------------------- ----------------------------------------------------------

LOAN NUMBER                PROPERTY NAME                    ISSUE
-------------------------- -------------------------------- ----------------------------------------------------------

09-10001099                Water Tower Place                The mortgage loan is jointly owned by GSMC and
                                                            Commerzbank AG.
-------------------------- -------------------------------- ----------------------------------------------------------

(7) CONDITION OF PROPERTY; CONDEMNATION
-------------------------- -------------------------------- ----------------------------------------------------------

LOAN NUMBER                PROPERTY NAME                    ISSUE
-------------------------- -------------------------------- ----------------------------------------------------------

09-10001099                Water Tower Place                No reserves were established instead a guaranty was given
                                                            by The Rouse Company covering the obligation of the
                                                            borrower to repair such damage.
-------------------------- -------------------------------- ----------------------------------------------------------

(16) MORTGAGOR BANKRUPTCY
-------------------------- -------------------------------- ----------------------------------------------------------

LOAN NUMBER                PROPERTY NAME                    ISSUE
-------------------------- -------------------------------- ----------------------------------------------------------

09-10001099                Water Tower Place                Certain tenants are debtors in bankruptcy matters.
-------------------------- -------------------------------- ----------------------------------------------------------

(22) NO MECHANICS' LIENS
-------------------------- -------------------------------- ----------------------------------------------------------

LOAN NUMBER                PROPERTY NAME                    ISSUE
-------------------------- -------------------------------- ----------------------------------------------------------

09-10001099                Water Tower Place                There is a single mechanics lien in the amount of $5505
                                                            that was filed after the issuance of the title insurance
                                                            policy.
-------------------------- -------------------------------- ----------------------------------------------------------

(24) CROSS-COLLATERALIZATION
-------------------------- -------------------------------- ----------------------------------------------------------

LOAN NUMBER                PROPERTY NAME                    ISSUE
-------------------------- -------------------------------- ----------------------------------------------------------

09-10001099                Water Tower Place                The Mortgage Note is one of six pari passu notes secured by the Mortgaged Property
-------------------------- -------------------------------- ----------------------------------------------------------

(31) ACTIONS CONCERNING MORTGAGE LOANS
-------------------------- -------------------------------- ----------------------------------------------------------

LOAN NUMBER                PROPERTY NAME                    ISSUE
-------------------------- -------------------------------- ----------------------------------------------------------

09-10001099                Water Tower Place                There is one uninsured suit pending relating to a
                                                            mechanic's lien for work performed for a tenant.
-------------------------- -------------------------------- ----------------------------------------------------------

(38) NON-RECOURSE EXCEPTIONS

-------------------------- -------------------------------- ----------------------------------------------------------

LOAN NUMBER                PROPERTY NAME                    ISSUE
-------------------------- -------------------------------- ----------------------------------------------------------

09-10001099               Water Tower Place                 Only the Borrower, which is a Delaware limited liability
                                                            company, is liable for nonrecourse carve outs. There are no
                                                            "natural persons" liable for any of the obligations under
                                                            the loan.
-------------------------- -------------------------------- ----------------------------------------------------------

                                   EXHIBIT C-1

          FORM OF CERTIFICATE OF AN OFFICER OF THE MORTGAGE LOAN SELLER

                         COMMERZBANK AG, NEW YORK BRANCH
                            CERTIFICATE OF SECRETARY

         I, Terrence P. Sweeney, General Counsel of Commerzbank AG, New York Branch, a company formed under the laws of the Federal Republic of Germany and licensed to engage in the banking business under Article V of the Banking Law of the State of New York (the "Company"), do hereby certify that:

              (1) I am the duly appointed, qualified and acting General Counsel of the Company.

              (2) Attached hereto as Exhibit A is a current, correct and complete copy of the English translation of the Articles of Association of the Company, including any amendments thereto, and such Articles of Association are in full force and effect on the date hereof and have not been amended except as attached hereto.

              (3) Attached hereto as Exhibit B is a current, correct and complete copy of the license from the Banking Department of the State of New York that remains in full force and effect on the date hereof and has not been amended, altered or repealed.

              (4) Attached hereto as Exhibit C is a current, correct and complete copy of the Company's good standing certificate from the State of New York Banking Department.

              (5) The persons named below are duly appointed to the offices set opposite their respective names and the signatures appearing opposite their respective names are their true signatures.

     Name                  Office                         Signature
     ----                  ------                         ---------
Anthony J. Tuffy    Senior Vice President
                                             -----------------------------------

Michael Zanolli     Senior Vice President
                                             -----------------------------------

Steve Rosamilia     Vice President
                                             -----------------------------------

                                             -----------------------------------

                        [Signature on the following page]


                                     C-1-1

         IN WITNESS WHEREOF, I have hereunto set my hand this ___ day of [ ___], 2003.


                                       -----------------------------------------
                                       Terrence P. Sweeney, not in his
                                       individual capacity, but solely in his
                                       capacity as General Counsel of the
                                       Company


                                     C-1-2

                                   EXHIBIT C-2

                 FORM OF CERTIFICATE OF THE MORTGAGE LOAN SELLER

                 Certificate of Commerzbank AG, New York Branch

         In connection with the execution and delivery by Commerzbank AG, New York Branch (the "Mortgage Loan Seller") of, and the consummation of the transaction contemplated by, that certain Mortgage Loan Purchase Agreement, dated as of December 18, 2003 (the "Purchase Agreement"), between GMAC Commercial Mortgage Securities, Inc. and the Mortgage Loan Seller, the Mortgage Loan Seller hereby certifies that (i) the representations and warranties of the Mortgage Loan Seller in the Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Mortgage Loan Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the date hereof. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.

         Certified this __ day of [________] 2003.




                                       COMMERZBANK AG, NEW YORK BRANCH



                                       By:
                                          --------------------------------------
                                          Name:  Anthony J. Tuffy
                                          Title: Senior Vice President


                                       By:
                                          --------------------------------------
                                          Name:  Michael Zanolli
                                          Title: Senior Vice President


                                     C-2-1